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GOVETT INTERNATIONAL SMALLER COMPANIES FUND
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Statement of Assets and Liabilities
December 31, 1998

ASSETS:
  Cash...............................................................  $749,982

LIABILITIES:                                                                 --
                                                                       --------
Net assets...........................................................  $749,982
                                                                       ========

Institutional Class Shares:
Net assets...........................................................  $749,982
                                                                       ========
Shares Outstanding...................................................    74,998
                                                                       ========
Net Asset Value, offering and redemption price per share.............  $  10.00
                                                                       ========

See accompanying notes to the financial statements.
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Notes to Financial Statements

Note 1--Significant Accounting Policies

The Govett Funds, Inc. (the "Company") was established as a Maryland corporation on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of seven series which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Five series are currently being offered to the public (individually a "Fund" and collectively the "Funds"): Govett International Equity Fund, Govett Emerging Markets Equity Fund, Govett Smaller Companies Fund and Govett International Smaller Companies Fund (each a diversified, open-end management investment company), and Govett Global Income Fund (a non-diversified, open-end management investment company). The accompanying financial statement relates only to the Govett International Smaller Companies Fund.

Each Fund has authorized the issuance of Class A, Class B and Institutional Class shares. Presently, none of the Funds offer Class B shares and only the International Equity Fund and International Smaller Companies Fund have Institutional Class shares outstanding. Each class of shares has equal rights as to assets and voting privileges. Class A and Class B have exclusive voting rights for their respective distribution plan. Each class of shares differs in its respective service, distribution and transfer agent expenses.

Govett International Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies located outside the U.S.

On December 31, 1998, Govett International Smaller Companies Fund issued 74,998 shares to the Manager for $749,982 ($10.00/share). The Fund had no other operations as of that date. The Manager has agreed to bear all organization costs in connection with the Fund.

Note 2--Management Fees and Affiliated Service Providers

AIB Govett, Inc. serves as the Fund's Manager and AIB Govett Asset Management Limited serves as the Fund's Subadviser. The Manager and Subadviser, pursuant to the terms of their respective investment management contracts, provide all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% of the value
of the average daily net assets of each Fund.   For Fiscal Year 1999, the
Manager has agreed to waive a portion of its management fees and to reimburse a portion of the other operating expenses of the Fund to the extent that the Fund's annual ordinary operating expenses exceed 1.85% of the average daily net assets for the Class A Retail Shares and 1.50% of the average daily net assets of the Institutional Class Shares.
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Report of Independent Accountants

To the Board of Directors and Shareholders of The Govett Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Govett International Smaller Companies Fund (one series of The Govett Funds, Inc., hereafter referred to as the "Fund") at December 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts                           PricewaterhouseCoopers LLP
February 12, 1999